EXHIBIT 10.1

HAMILTON-CLARKE
INDUSTRIES

5112 Bailey Loop
McClellan, CA 95842
(916) 643 2010 FAX (916) 643 2280

Purchase Order

No. 04-11-0295	Date: Nov. 25, 2003
Please Confirm Order	

Order #: one (1)	Ship date: Next Available	Ship Via: Ship / Best way Shipping Collect (COD)

TO:	SHIP TO:
Brampton Crest International, Inc. 1210 Washington Ave. Suite 21 Miami Beach FL 33139	**Addresses provided by** Shipment Confirmation

QTY	PROD	DESCRIPTION	EACH	TOTAL
	Micro Derma-brasion	Motorized scrubbing and cleaning system with cool steam moisture. Includes hand held motorized cleaner with detachable head, scrub brush with nylon bristles, bottles of dionized water, and box of pads. All creams supplied by others. All devices meet the Design Specifications, **Additional Terms This Order:** Standard terms and conditions on warrantee card Intellectual Properties, none transferred. Payment Terms: COD, or wire confirmation to driver. **Additional Terms:** Page two (2) contains an option for Buyer to purchase additional units. __________________________ Accepted: Brampton Crest International, Inc __________________________ Hamilton-Clarke Industries		

Tax Exempt #:	**For re-sale, delivery to Florida**

Sub-total	
Tax	N/A
Balance	

Option to Purchase Additional Product:

Hamilton-Clarke Industries hereby grants to Brampton Crest International, Inc., the option to purchase additional units of the hand held motorized steamer cleaner, caddy with transformer, and two heads, (a unit) on the following terms:

1. Option is for _____ per unit above.
2. Option must be filled in lots of 1,000 or more.
3. Total available units under this option is 9,000 units of product on hand, as adjusted in number.
4. Option will be terminated if no option orders are delivered before April 30, 2005.
5. Shipping and insurance is collect, FOB Sacramento.
6. Warrantee terms are incorporated, and failure of product is limited to a refund of the amount paid for each such product.
7. Minimum purchases of 1,000 per month begin April 15, 2005 and continue while no fewer than 1,000 units per month are purchased.
8. In event of dispute, arbitration by court appointed arbitrator in Sacramento, California.

No other representations are made. This document includes all rights of the parties related to the option to purchase additional product.

END of Purchase Order to Brampton Crest International, Inc. November 25, 2004.

____

Hamilton-Clarke Industries

Accepted:

____

Brampton Crest International, Inc.